UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2006

Wauwatosa Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-51507	20-3598485
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11200 W Plank Ct, Wauwatosa, Wisconsin		53226
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-761-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On February 23, 2006, Wauwatosa Holdings, Inc. issued a press release announcing its results of operations for the quarter and six-month transition period ended December 31, 2005. A copy of the press release is being furnished to the Commission as Exhibit 99.1 attached to this report and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

The following is furnished as an Exhibit to this report.

Exhibit No. 99.1

Press Release of Wauwatosa Holdings, Inc., dated February 23, 2006.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wauwatosa Holdings, Inc.

February 23, 2006	By:	/s/ Richard C. Larson

Name: Richard C. Larson
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Wauwatosa Holdings, Inc., dated February 23, 2006